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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 7, 1999

                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)



          North Carolina                333-64775                56-2064715
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  (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


          301 South College Street
         Charlotte, North Carolina                               28288-0610
  (Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code (704) 374-4868
                                                           ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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         Item 7.  Financial Statements, Pro Forma Financial Information and
                  Exhibits.


         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 25.1.  Form T-1 Statement of Eligibility.



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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  RESIDENTIAL ASSET FUNDING CORPORATION,
                                  as Depositor and on behalf of RBMG Funding Co. Mortgage Loan Trust 1999-1

                                  Registrant



                                  By:   /s/ Shanker Merchant
                                      ----------------------------------------
                                      Name: Shanker Merchant
                                      Title:   Senior Vice President




Dated:  June 7, 1999

                                       2

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                                  EXHIBIT INDEX




EXHIBIT NO.                DESCRIPTION
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Exhibit 25.1.              Form T-1 Statement of Eligibility

                                       3